UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2013

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On September 4, 2013, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG named in the ninetieth supplemental indenture (as described below) (collectively, the “Existing Guarantors”), Gregory Partners, LLC, Gregory Power Partners LLC, NRG Curtailment Solutions LLC, Energy Curtailment Specialists, Inc., Ace Energy, Inc and Bidurenergy, Inc. (collectively, the “Guaranteeing Subsidiaries”), and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the ninety-sixth supplemental indenture (the “Ninety-Sixth Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by the twenty-second supplemental indenture, dated as of June 5, 2009, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “8.50% 2019 Notes”), the twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirty-first supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fifth supplemental indenture, dated as of June 23, 2010, among NRG, the guarantors party thereto and the Trustee, the fortieth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-seventh supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-third supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-ninth supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-fifth supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-first supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-seventh supplemental indenture, dated as of January 3, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-third supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-ninth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, and the ninetieth supplemental indenture, dated as of May 2, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Ninety-Sixth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 8.50% 2019 Notes.

On September 4, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the ninety-seventh supplemental indenture (the “Ninety-Seventh Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the thirty-sixth supplemental indenture, dated as of August 20, 2010, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), the forty-first supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-third supplemental indenture, dated as of April 22, 2011, among NRG, the guarantors party thereto and the Trustee, the forty-eighth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-fourth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixtieth supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-sixth supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-second supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-eighth supplemental indenture, dated as of January 3, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-fourth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-ninth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, and the ninety-first supplemental indenture, dated as of May 2, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Ninety-Seventh Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2020 Notes.

On September 4, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the ninety-eighth supplemental indenture (the “Ninety-Eighth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the forty-second supplemental indenture, dated as of January 26, 2011, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), the forty-ninth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-fifth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-first supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-seventh supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-third supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-ninth supplemental indenture, dated as of January 3, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-fifth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-ninth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, and the ninety-second supplemental indenture, dated as of May 2, 2013, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the Ninety-Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2018 Notes.

On September 4, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the ninety-ninth supplemental indenture (the “Ninety-Ninth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fiftieth supplemental indenture, dated as of May 24, 2011, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $800,000,000 aggregate principal amount of 7.625% senior notes due 2019 (the “7.625% 2019 Notes”), the fifty-sixth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-second supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-eighth supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-fourth supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, the eightieth supplemental indenture, dated as of January 3, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-sixth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-ninth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, and the ninety-third supplemental indenture, dated as of May 2, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Ninety-Ninth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 7.625% 2019 Notes.

On September 4, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the one hundredth supplemental indenture (the “One Hundredth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fifty-first supplemental indenture, dated as of May 24, 2011, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), the fifty-seventh supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-third supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-seventh supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-fifth supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, the eighty-first supplemental indenture, dated as of January 3, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-seventh supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-ninth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, and the ninety-fourth supplemental indenture, dated as of May 2, 2013, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the One Hundredth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2021 Notes.

On September 4, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the one hundred-first supplemental indenture (the “One Hundred-First Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the seventieth supplemental indenture, dated as of September 24, 2012, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $990,000,000 aggregate principal amount of 6.625% senior notes due 2023 (the “2023 Notes”), the seventy-sixth supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, the eighty-second supplemental indenture, dated as of January 3, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-eighth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, the eighty-ninth supplemental indenture, dated as of March 13, 2013, among NRG, the guarantors party thereto and the Trustee, and the ninety-fifth supplemental indenture, dated as of May 2, 2013, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the One Hundred-First Supplemental Indenture, the Guaranteeing Subsidiaries became a guarantor of NRG’s obligations under its 2023 Notes.

Copies of the Ninety-Sixth Supplemental Indenture, the Ninety-Seventh Supplemental Indenture, the Ninety-Eighth Supplemental Indenture, the Ninety-Ninth Supplemental Indenture, the One Hundredth Supplemental Indenture and the One Hundred-First Supplemental Indenture are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions of the material terms of the Ninety-Sixth Supplemental Indenture, the Ninety-Seventh Supplemental Indenture, the Ninety-Eighth Supplemental Indenture, the Ninety-Ninth Supplemental Indenture, the One Hundredth Supplemental Indenture and the One Hundred-First Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ David R. Hill
David R. Hill
Executive Vice President and General Counsel

September 6, 2013

EXHIBIT INDEX

Exhibit No.	Document

4.1	Ninety-Sixth Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Ninety-Seventh Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.3	Ninety-Eighth Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.4	Ninety-Ninth Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.5	One Hundredth Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.6	One Hundred-First Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.